Exhibit 10.1

                           LOAN AND SECURITY AGREEMENT


         This Loan and Security Agreement, dated September 28, 2001, between GLOBAL ENERGY & ENVIRONMENTAL RESEARCH, INC., a Florida corporation with offices at 15445 N. Nebraska Avenue, Lutz, Florida 33549 (hereinafter called "Debtor"), and 1STOPSALE.COM HOLDINGS, INC., a Delaware corporation, with offices at 321 N. Kentucky Avenue, Suite 1, Lakeland, Florida 33801 (hereinafter called "Secured Party").

         WHEREAS, Debtor desires to borrow from Secured Party and Secured Party desires to lend to Debtor, $500,000.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor hereby grants to Secured Party a security interest in certain property described in Exhibit A hereto, said security interest to include a lien on all proceeds, products, accessions and substitutions of the property (the property, proceeds, products, accessions and substitutions, are hereinafter sometimes collectively referred to as the "Collateral").

         2. The security interest granted herein is given to secure performance and payment of all obligations and indebtedness of Debtor to Secured Party of whatever kind and whenever or however created or incurred (hereinafter called the "Indebtedness"), including, without limiting the generality of the foregoing, that certain Promissory Note (hereinafter called the "Debtor's Note") dated the date hereof, executed by Debtor payable to the order of Secured Party in the principal amount of $500,000, payable on or before December 1, 2001, with interest at the rate prescribed therein, which evidences a loan made by Secured Party to Debtor secured by the Collateral, together with any and all renewals, extensions or arrangements of the Debtor's Note.

         3. If Secured Party shall have required Debtor to deliver to Secured Party any or all of the Collateral and if Debtor shall receive or become entitled to receive any rights, distributions or payments of any kind or description with respect to or on account of such Collateral, Debtor agrees to accept same as agent for Secured Party, to hold same in trust for Secured Party, and to forthwith deliver same to Secured Party in the form received, with the endorsement of Debtor when necessary to be held by Secured Party as Collateral hereunder.

         4. Debtor agrees to pay prior to delinquency, all taxes, charges, liens and assessments, if any, against the Collateral, and upon the failure of Debtor to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payment by Secured Party shall be immediately due and payable by Debtor to Secured Party and shall become part of the Indebtedness secured hereby.

         5. At the option of Secured Party and without necessity of demand or notice, all or any part of the Indebtedness shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the

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following events of default ("Events of default"): (a) default in the payment of any of the Indebtedness when due, after expiration of any applicable grace period; (b) any breach of this Agreement; (c) the entry of a final judgment in an amount greater that $50,000, issuance of an injunction or order of attachment against the Debtor, or any of the Collateral and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; (d) the appointment of a receiver, conservator, custodian, trustee, or similar person, officer or committee of, or for any property of, the Debtor which appointment shall not be dismissed within 30 days of such appointment (e) the insolvency, dissolution, commission of an act of bankruptcy, assignment for the benefit of creditors, making of a bulk transfer, granting of a security interest in any property subject to this Agreement, the whole or partial suspension or liquidation of usual business, or failure in business, of or by Debtor; (f) the commencement of any proceeding, suit or action under any provisions of the bankruptcy Act, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, wage earner's plan, receivership, liquidation or dissolution by or against Debtor which is not discharged within 30 days thereafter; (g) the Debtor shall terminate or suspend the transaction of its usual business and such termination or suspension shall continue for a period of 10 days; or (h) Debtor shall default in the payment of the principal of or interest on any indebtedness for borrowed money in an amount greater than $50,000, other than the Debtor's Note (including, without limitation, any obligation on account of equipment leases or title retention or conditional sales agreements) beyond any period of grace provided with respect thereto, or in the performance of, or compliance with, any term contained in any agreement or instrument evidencing or relating to such indebtedness, or under which any such indebtedness is created, and shall not have cured such default within any period of grace provided by such agreement or instrument, if the effect of such default is to cause or permit the holder of such indebtedness (or a trustee on behalf of such holder) to cause such indebtedness to become due prior to its stated maturity.

         6. If all or any part of the Indebtedness shall become due and payable by demand or as specified in Paragraph 5, Secured Party may then, or at any time thereafter, apply, set-off, collect, draw upon, draft upon, sell in one or more sales or otherwise dispose of, any or all of the Collateral, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair in its reasonable discretion, and Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of Debtor or right of redemption. In the event the collateral is sold in a private sale, such purchase price shall be at fair market value, utilizing an independent third party valuation. No such purchase or holding by the Secured Party shall be deemed a retention by the Secured Party in satisfaction of the Indebtedness. If any applicable provision of the Uniform Commercial Code of the State of Florida (the "Uniform Commercial Code") or other law requires Secured Party to give reasonable notice of any such sale or disposition or other action, five days prior written notice shall constitute reasonable notice. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Secured Party and Debtor. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

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         7. Except as otherwise provided herein or in the Debtor's Note, Secured
Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor or notice of intent to accelerate with respect to any Collateral or the Indebtedness. Secured Party shall not be liable for failure to collect or realize upon any or all of the Indebtedness or Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto. Secured Party shall, however, use reasonable care in the custody and preservation of any Collateral in its possession, and in attempting to collect the proceeds of any of the Collateral or in permitting Debtor to make such collection, prior to the expiration dates thereof, but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's rights in or to, any of the Collateral.

         8. Subject to the provisions of paragraph 7 hereof, Debtor waives any right to require Secured Party to proceed against any person, exhaust any Collateral or pursue any other remedy in Secured Party's power; waives any and all notice of acceptance of this Agreement or of creation or modification of any of the Indebtedness; and waives any defense arising by reason of any liability or other defense of any Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of Debtor or any other person. All dealings between Debtor and Secured Party, whether or not resulting in the creation of Indebtedness, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Until all Indebtedness shall have been paid in full, Debtor shall have no right to subrogation, and debtor waives any right to enforce any remedy which Secured Party now has or may hereafter have against any Debtor or against any other person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness, from time to time to (a) take and hold security, other than the Collateral, for the payment of any or all of the indebtedness, and exchange, enforce, waive and release any or all of the Collateral or other security; and (b) after an Event of Default as specified in section 5, apply the Collateral or other security and direct the order or manner of sale thereof as Secured Party in its discretion may determine.

         9. The proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in Section 9-504 of the Uniform Commercial Code in effect at the time of such sale or other disposition of the Collateral. Debtor shall remain liable to Secured Party for any indebtedness, advances, costs, charges and expenses, together with interest thereon remaining unpaid and shall pay the same immediately to Secured Party.

         10. Debtor represents, warrants and agrees that, except for the security interests of Secured Party (which security interests have been assigned to Secured Party as Collateral), Debtor owns good and indefeasible title to the Collateral, and no security interest or lien has been created by Debtor or is known by Debtor to exist with respect to any Collateral and, to the best of Debtor's information and belief, no-financing statement or other security instrument is on file in any jurisdiction covering such Collateral; Debtor will not create any other security interest or lien and will not file or permit to be

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filed any other financing statement or security instrument; Debtor will execute, deliver and file such financing statements, security agreements and other documents as may be requested Secured Party from time to time to confirm, perfect and preserve the security interest created hereby, and in addition, hereby authorizes Secured Party to execute on behalf of Debtor, deliver and file such financing statements, security agreements and other documents without the signature of Debtor, all at the expense of Debtor.

         11. The only office where the Debtor keeps, or will at any time prior to final release hereof keep, records concerning any part of the Collateral which is "accounts" as that term is defined in the Uniform Commercial Code is at the address of Debtor shown at the beginning of this Agreement, which office is the principal place of business and the location of the chief executive office of Debtor.

         12. Secured Party may transfer any or all of the Indebtedness, and upon any such transfer Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral to transferred, and the transferee shall be vested with all rights, powers and remedies of Secured Party hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Secured Party shall retain all rights, powers and remedies hereby given. Secured Party may at any time deliver any or all of the Collateral to Debtor, whose receipt shall be a complete and full acquittal for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

         13. The term "Debtor" as used  throughout  this Agreement shall include
(a) the respective successors and assigns of Debtor; (b) any individual, association, trust, partnership, corporation, or other entity to which all or substantially all of the business or assets of Debtor shall have been transferred or with or into which Debtor shall have been merged, consolidated, reorganized or absorbed; and (c) in the case of a partnership or joint venture, any general or limited partnership or joint venture which shall have been created by reason of, or continued in existence after, the admission of any new partner, partners or joint venturers therein or the dissolution of the existing partnership or joint venture by the death, resignation or other withdrawal of any partner or joint venturer.

         14. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Indebtedness and no security taken hereafter as security for payment of the Indebtedness shall impair in any manner or affect this Agreement, all such present future additional security to be considered as cumulative security.

         15. Upon payment in full of all of the Indebtedness, Secured Party will promptly thereafter release to Debtor all of the Collateral.

         16.  This is a  continuing  Agreement  and all the  rights,  powers and remedies of Secured Party hereunder shall continue to exist until all Indebtedness shall have been paid in full. Otherwise this Agreement shall continue irrespective of the fact that any or all of the Indebtedness may have become barred by any statute of limitations or that the liability of Debtor may

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have ceased, and notwithstanding  the death,  incapacity or bankruptcy of Debtor or any other event or proceeding affecting Debtor. The rights, powers and remedies of Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Secured Party shall have the rights, powers and remedies of a Secured Party under the Florida Uniform Commercial Code, as amended. Secured Party may exercise its bankers' lien or right of set-off with respect to the Indebtedness in the same manner as if the Indebtedness were unsecured. No forbearance or delay by Secured Party in exercising any right, power or remedy shall be deemed a waiver thereof or preclude any other or further exercise thereof,; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any right, power or remedy.

         17. Except as the context may otherwise require, any term used herein that is defined in Articles 1, 5 or 9 of the Uniform Commercial Code shall have the meaning given therein. If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a decree of any court of last resort, it is the intent of the parties that such illegal or unenforceable provision shall be reformed to the extent required to rectify such illegality or enforceability and all remaining portions of this Agreement shall remain in full force and effect.

         18. Secured Party or its assignees shall remit to Debtor any excess proceeds of the Collateral over and above the aggregate Indebtedness.

         19. Secured Party shall prepare for execution by Debtor such instruments as may be necessary or appropriate to place of public record and/or otherwise further to evidence, protect, and perfect the liens referred to herein. All such instruments presented by Secured Party will be immediately executed and delivered by Debtor. Debtor hereby irrevocably appoints Secured Party its attorney-in-fact to execute and deliver any and all such instruments. The liens herein referred to as security for the Indebtedness, in favor of Secured Party, are and shall be first, prior and superior to all other liens.

         20. All agreements between Debtor and Secured Party are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of deferment in accordance with this Agreement or advancement of the loan proceeds, acceleration of maturity of the Indebtedness, or otherwise, shall the amount paid or agreed to be paid to Secured Party for the use, forbearance or detention of the money to be loaned hereunder exceed the maximum permissible amount paid or agreed to be paid to Secured Party under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof or of the Debtor Note, at the time performance of such provision shall be due, by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Secured Party should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Indebtedness and not to the payment of interest. This provision shall control every other provision of all agreements between Debtor and Secured Party.

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         21. To induce the Secured Party to enter into the transactions provided for herein, Debtor represents and warrants to Secured Party that:

         (a) Debtor is duly authorized to execute and deliver this Agreement and the Debtor's Note and to perform all of their obligations under this Agreement, including the execution, delivery and performance of whatever additional documents are necessary or required;

         (b) the execution and delivery by Debtor of this Agreement and the Debtor's Note and the performance by Debtor of its obligations under this Agreement and the Debtor's Note do not and will not conflict with any provision of law, or of the charter or by-laws, or of any other agreement affecting or binding upon Debtor;

         (c) this Agreement and the Debtor's Note, when duly executed and delivered in accordance with this Agreement, will be, valid and binding obligations of Debtor enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and except to the extent that the availability of specific performance thereof may be limited by principles of equity;

         (d) Debtor is a duly organized and validly existing Florida corporation in good standing under the laws of Florida and is duly qualified and in good standing as a foreign corporation in all other jurisdictions where the ownership or leasing of property makes such qualification necessary;

         (e) no part of the proceeds of the Debtor's Note will be utilized to purchase or carry any "margin stock" (as defined by the Federal Reserve Board Regulation U) or to extend credit or to others for the purpose of purchasing or carrying by margin stock;

         (f) no certificate or statement herewith or heretofore delivered by Debtor to Secured Party in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained herein from being misleading;

         (g) there are no proceedings pending or, to the knowledge of the Debtor, threatened, nor any outstanding judgment, order, writ, injunction, decree or award affecting Debtor before any court, governmental instrumentality or other body which have, or if adversely determined would have, a material adverse effect on the condition, business or properties, financial or otherwise, of Debtor;

         (h) Debtor is not in default under the terms of any existing contract, agreement, lease or other commitment which is material to any of its properties or assets; and

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         (i)      Debtor has filed all tax returns  required to have been filed, if any, and has paid all taxes and assessments, if any, except those for which extensions have been obtained and except those being contested in good faith by appropriate proceedings.

         22. Until Secured Party is paid in full for the principal and interest of all indebtedness due Secured Party under the terms of this Agreement and the Debtor's Note, Debtor agrees that it will:

         (a) furnish or cause to be furnished to the Secured Party any financial or other information that the Secured Party may reasonably deem necessary or desirable;

         (b) duly pay and discharge all taxes, assessments and governmental charges owned by or against Debtor or any of its properties, prior to the date on which penalty will attach thereto, unless and only to the extent that any such taxes are contested in good faith by appropriate proceedings by Debtor;

         (c)      take  whatever  actions  are  necessary  to  comply  with  all
                  statutes  and   regulations   governing  its  -activities  and
                  operations;

         (d) promptly cure any defects in the execution and deliver of this Agreement and all other instruments executed in connection with this transaction;

         (e) execute and deliver or cause to be executed and delivered any other instruments or documents which the Secured Party may reasonably request;

         (f) promptly notify the Secured Party of any Event of Default discovered by Debtor.

         (g)      immediately  upon   consummation  of  any  public  or  private
                  offering of securities by the Debtor, apply the proceeds thereof to payment in full of the Indebtedness.

         23. The Debtor covenants and agrees that, until payment in full of the principal of, interest on, the Debtor's Note, the Indebtedness and any other indebtedness of the Debtor to the Secured Party, whether now existing or hereafter arising, unless the Secured Party shall otherwise consent in writing, it will not, directly or indirectly:

         (a) permit any material adverse change in the condition, financial or otherwise, or the operations of the Debtor;

         (b) declare or pay, or set apart any funds for the payment of, any dividends (other than dividends payable in capital stock of the Debtor) on any shares of capital stock of any class of the Debtor, or apply any of its funds, property or assets to, or set apart any funds, property or assets for, the purchase, redemption or other retirement of, or make any other distribution, by reduction of capital or otherwise, in respect of, any shares of any class of capital stock of the Debtor;

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         (c)      incur, create,  assume, become or be liable in any manner with respect to, or permit to exist, any indebtedness or liability (including capitalized lease obligations), except:

                  (i)      indebtedness to the Secured Party; or

                  (ii) indebtedness with respect to trade obligations and other normal accruals in the ordinary course of business not yet due and payable, or with respect to which it is contesting in good faith the amount or validity thereof by appropriate proceeds, and then only to the extent it has set aside on its books adequate reserves therefor.

         (d) Create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any part of the Collateral now or hereafter owned, other than:

                  (i) liens securing the payment of taxes, and other governmental charges, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which it shall have set aside on its books adequate reserves;

                  (ii) deposits under worker's compensation, unemployment insurance and social security laws, or to secure statutory obligations; or

                  (iii) liens securing obligations of the Debtor to the Secured Party under this Agreement.

         (e) Except as otherwise explicitly permitted by this Agreement, guarantee, endorse or otherwise in any way become or be responsible for obligations of any other person, whether by agreement to purchase the indebtedness of any other person, or agreement for the furnishing of funds to any other person, through purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging any indebtedness or obligation of such other person, or otherwise, except endorsements on negotiable instruments for collection in the ordinary course of business.

         (f) Except in the ordinary course of its business, sell, lease, transfer or otherwise dispose of its properties, assets, rights or licenses to any person.

         (g) Dissolve, liquidate, consolidate or merge with, or otherwise acquire all or substantially all of the assets or properties of, any other corporation, partnership, business, firm, person or other entity, or make any change in its legal name or the name under which it conducts business.

         (h) Sell, assign, discount or dispose in any way of any accounts receivable, promissory notes or trade acceptance held by the

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                  Debtor,  with  or  without  recourse,  except  for  collection
                  (including endorsements) in the ordinary course of business.

         24. Any notices or other communication required or permitted to be given by this Agreement or any other document and instruments referred to herein must be given in writing and must be telegraphed, telexed, telecasted, personally delivered or mailed by prepaid certified or registered mail return receipt requested to the party to whom such notice or communication is directed at the address of such party set forth hereinabove. Any notice or communication required or permitted hereunder shall be deemed to be given on the earlier of the date of actual receipt or upon the third day after the date the notice or communication is mailed, or, if such notice is given by telegram, telex or telecopy, when sent. Any party may change its address for purposes of this Agreement by giving notice of such change to all other parties pursuant to this Section.

         25. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and the substantive laws of the State of Florida shall govern the validity, construction, enforcement and interpretation of this Agreement and all other documents and instruments referred to herein, unless otherwise specified therein or unless the laws of another state require the application of the laws of such state. At the option of the Secured Party, an action may be brought to enforce this Agreement in the state courts of Florida.

         26. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                                         GLOBAL ENERGY & ENVIRONMENTAL
                                         RESEARCH, INC.


                                         By:    /s/ Richard E. Wiles
                                            -----------------------------------
                                            Richard E. Wiles, President and CEO


                                         1STOPSALE.COM HOLDINGS, INC.


                                         By:   /s/ Donald R. Mastropietro
                                              ---------------------------------
                                              Donald R. Mastropietro, President

Attached:

Exhibit A  -  Description of Collateral

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                                                                       EXHIBIT A


Debtor:           Global Energy & Environmental Research, Inc.
                  15445 N. Nebraska Avenue
                  Lutz, Florida 33549

Secured Party:    1stopsale.com Holdings, Inc.
                  321 N. Kentucky Avenue, Suite 1
                  Lakeland, Florida  33801

Description of Collateral (the "Collateral")

         1. All Accounts (as defined in Paragraph 6(a) below) and Accounts Receivable (as defined in Paragraph 6(a) below);

         2. All Equipment (as defined in Paragraph 6(b) below);

         3. All General Intangibles (as defined in Paragraph 6(c) below);

         4. All Inventory (as defined in Paragraph 6(d) below); and

         5. To the extent not otherwise included, all Proceeds (as defined in Paragraph 6(e) below) and products of any or all of the foregoing.

         6. For the purposes hereof, the terms below shall be defined as follows:

                  (a) "Accounts" and "Accounts Receivable" shall include, without limitation, "accounts" as defined in the UCC (as defined in Paragraph 6(f) below), and also all: accounts, accounts receivable, credit card receipts, notes receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such Inventory; all reclaimed, returned, rejected or repossessed Inventory (if any), the sale of which gave rise to any Account.

                  (b) "Equipment" shall include, without limitation, "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Debtor's business, and any and all accessions, additions thereto, and substitutions therefore.

                  (c) "General Intangibles" shall mean "general intangibles" as defined in the UCC.

                  (d) "Inventory" shall include, without limitation, "inventory" as defined in the UCC and also all: goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, and shipping materials and documents related to any of the foregoing, and all labels, and other devices, names or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Debtor, or used or consumed or to be used or consumed in the Debtor's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all

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such goods of said  description  which are  detained  from or rejected for entry into the United States, and all documents whether or not negotiable) which represent any of the foregoing.

                  (e) "Proceeds" include, without limitation, "Proceeds" as defined in the UCC.

                  (f) "UCC" shall mean the Uniform Commercial Code as presently in effect in the State of Florida.

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